Exhibit 10.12
JOINDER AGREEMENT
Chesapeake Energy Corporation
and the Guarantors party hereto
$500,000,000 of 5.500% Senior Notes due 2026
$500,000,000 of 5.875% Senior Notes due 2029
February 9, 2021
Goldman Sachs & Co. LLC,
RBC Capital Markets, LLC
As representatives of the several Purchasers
named in Schedule I hereto,

c/o Goldman Sachs & Co. LLC
200 West Street
New York, New York 10282

c/o RBC Capital Markets, LLC
Brookfield Place
200 Vesey Street, 8th Floor
New York, New York 10281

Reference is hereby made to that certain purchase agreement (the “Purchase Agreement”) dated as of February 2, 2021, among Chesapeake Escrow Issuer LLC, a Delaware limited liability company(the “Escrow Issuer”) and Goldman Sachs & Co. LLC and RBC Capital Markets, LLC as representatives of each of the other Purchasers named in Schedule I thereto (collectively, the “Purchasers”) relating to the issuance and sale to the Purchasers of $500,000,000 aggregate principal amount of Escrow Issuer’s 5.500% Senior Notes due 2026 and $500,000,000 aggregate principal amount of the Escrow Issuer’s 5.875% Senior Notes due 2029 (the “Securities”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.
Chesapeake Energy Corporation, an Oklahoma corporation, has assumed the rights and obligations of the Escrow Issuer with respect to the Securities under the Indenture pursuant to, and in accordance with, the provisions of the Indenture and (ii) the Guarantors that were originally not a party thereto have agreed to join in the Purchase Agreement pursuant to this agreement (this “Joinder Agreement”) on the Completion Date pursuant to, and in accordance with, the provisions of the Indenture.
1.Joinder. Each of the undersigned hereby acknowledges that it has received a copy of the Purchase Agreement and acknowledges and agrees with the Purchasers that by its execution and delivery hereof it shall (i) join and become a party to the Purchase Agreement; (ii) be bound by all covenants, agreements, representations, warranties and acknowledgements applicable to such party as set forth in and in accordance with the terms of the Purchase Agreement; and (iii) perform all obligations and duties as required of it in accordance with the Purchase Agreement.
2.Counterparts. This Joinder Agreement may be signed in one or more counterparts (which may be delivered in original form or via facsimile or other electronic transmission), each of which shall constitute an original when so executed and all of which together shall constitute one and the same agreement.
3.Amendments. No amendment or waiver of any provision of this Joinder Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties thereto.
4.Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.
5.GOVERNING LAW. THIS JOINDER AGREEMENT, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS JOINDER AGREEMENT, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, each of the undersigned has caused this Joinder Agreement to be duly executed and delivered, by its proper and duly authorized officer as of the date set forth above.

CHESAPEAKE ENERGY CORPORATION

By:	/s/ Domenic J. Dell'Osso, Jr.
	Name:	Domenic J. Dell'Osso, Jr.
	Title:	Executive Vice President - Chief Financial Officer

GUARANTORS

By:	/s/ Domenic J. Dell'Osso, Jr.
	Name:	Domenic J. Dell'Osso, Jr.

Sole Director of the Corporate Subsidiary Guarantors listed below:
BRAZOS VALLEY LONGHORN FINANCE CORPORATION
CHESAPEAKE NG VENTURES CORPORATION
CHK ENERGY HOLDINGS, INC.
SPARKS DRIVE SWD, INC.
WINTER MOON ENERGY CORPORATION

Officer of the Managers of the Limited Liability Company Subsidiary Guarantors listed below:
BURLESON SAND LLC
CHESAPEAKE AEZ EXPLORATION, L.L.C.
CHESAPEAKE APPALACHIA, L.L.C.
CHESAPEAKE E&P HOLDING, L.L.C.
CHESAPEAKE ENERGY LOUISIANA, LLC
CHESAPEAKE ENERGY MARKETING, L.L.C.
CHESAPEAKE EXPLORATION, L.L.C.
CHESAPEAKE LAND DEVELOPMENT COMPANY, L.L.C.
CHESAPEAKE MIDSTREAM DEVELOPMENT, L.L.C.
CHESAPEAKE PLAINS, LLC
CHESAPEAKE ROYALTY, L.L.C.
CHESAPEAKE VRT, L.L.C.

CHESAPEAKE-CLEMENTS ACQUISITION, L.L.C.
CHK NGV LEASING COMPANY, L.L.C.
COMPASS MANUFACTURING, L.L.C.
EMPRESS, L.L.C.
ESQUISTO RESOURCES II, LLC
GSF, L.L.C.
MC LOUISIANA MINERALS, L.L.C.
MC MINERAL COMPANY, L.L.C.
MIDCON COMPRESSION, L.L.C.
NOMAC SERVICES, L.L.C.
WHE ACQCO., LLC
WHR EAGLE FORD LLC
WILDHORSE RESOURCES II, LLC
WILDHORSE RESOURCES MANAGEMENT COMPANY, LLC

CHESAPEAKE OPERATING, L.L.C. On behalf of itself and as general partner of the following limited partnership: CHESAPEAKE LOUISIANA, L.P.

EMLP, L.L.C. On behalf of itself and as a general partner of the following limited partnership: EMPRESS LOUISIANA PROPERTIES, L.P.

Officer of the Managing Members of the Limited Liability Company Subsidiary Guarantors listed below:
BRAZOS VALLEY LONGHORN, L.L.C.
BURLESON WATER RESOURCES, LLC
CHK UTICA, L.L.C.
NORTHERN MICHIGAN EXPLORATION COMPANY, L.L.C.
PETROMAX E&P BURLESON, LLC

[Signature Page to Joinder Agreement]